UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2010

First Cash Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
0-19133	75-2237318
(Commission File Number)	(IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(817) 460-3947
Registrant's telephone number, including area code:

NA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

First Cash Financial Services, Inc. has issued a press release announcing its financial results for the three month and twelve month periods ended December 31, 2009. The Company's press release dated January 27, 2010 announcing the results is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The Company recorded the sale of its 22 payday loan stores in California, Washington and Oregon ("West Coast stores") in December 2009. The gain from the sale, along with the earnings from operations for all of the West Coast stores, net of tax, have been classified as discontinued operations for financial reporting purposes. The following chart compares previously reported diluted net earnings per share to adjusted diluted earnings per share reflecting the West Coast stores as discontinued operations:

	Quarter Ended				Year Ended
	Mar 31, 2009	Jun 30, 2009	Sep 30, 2009	Dec 31, 2009	Dec 31, 2009
Diluted Earnings Per Share:
As Previously Reported
Continuing Operations	$0.32	$0.31	$0.35	N/A	N/A
Discontinued Operations (1)	0.06	0.07	0.04	N/A	N/A
Total	$0.38	$0.38	$0.39	N/A	N/A

Adjusted (Unaudited)
Continuing Operations	$0.31	$0.30	$0.34	$0.44	$1.39
Discontinued Operations (2)	0.07	0.08	0.05	0.05	0.26
Total	$0.38	$0.38	$0.39	$0.49	$1.65

	Quarter Ended				Year Ended
	Mar 31, 2008	Jun 30, 2008	Sep 30, 2008	Dec 31, 2008	Dec 31, 2008
Diluted Earnings Per Share:
As Previously Reported
Continuing Operations	$0.31	$0.30	$0.29	$0.37	$1.28
Discontinued Operations (1)	(0.09)	(0.07)	(1.83)	0.02	(1.99)
Total	$0.22	$0.23	$(1.54)	$0.39	$(0.71)

Adjusted (Unaudited)
Continuing Operations	$0.30	$0.29	$0.28	$0.35	$1.22
Discontinued Operations (2)	(0.08)	(0.06)	(1.82)	0.04	(1.93)
Total	$0.22	$0.23	$(1.54)	$0.39	$(0.71)

(1)	Reflects previously discontinued Auto Master operation and payday loan/credit services operations in the District of Columbia, Michigan and certain locations in Texas.

(2)	Reflects the West Coast stores as discontinued operations combined with the previously discontinued Auto Master operation and payday loan/credit services operations in the District of Columbia, Michigan and certain locations in Texas.

The information provided in this Item 2.02 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press Release dated January 27, 2010 announcing the Company's financial results for the three month and twelve month periods ended December 31, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Cash Financial Services, Inc. (Registrant)
January 27, 2010 (Date)	/s/ R. DOUGLAS ORR R. Douglas Orr Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press release dated January 27, 2010